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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): November 8, 2000


                                   BENZ ENERGY INC.
              (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                       333-83651                76-0577348
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)



          110 Cypress Station Drive                   77090
                  Suite 255                         (Zip Code)
                Houston, Texas
           (Address of Principal
             Executive Offices)




          Registrant's telephone number, including area code: (281) 586-7491

                              1000 Louisiana, Suite 1500
                                 Houston, Texas 77002
                                     (713) 739-0351
                     (Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On November 8, 2000, the Registrant and its wholly owned subsidiary, Texstar Petroleum, Inc. (collectively with the Registrant, the "Debtors"), jointly filed for protection under Chapter 11 of the United States Bankruptcy Reform Act of 1978, as amended, in the United States Bankruptcy Court, Eastern District of Texas (administered under Case No. 00-62172 for Registrant and 00-62171 for its subsidiary). No receiver has been appointed as the Debtors intend to remain as debtors-in-possession. A press release of the Registrant, attached hereto as Exhibit 99.1, contains more information regarding the bankruptcy proceeding and is incorporated by reference herein.

ITEM 5.  OTHER EVENTS

     The Registrant relocated its corporate offices to 110 Cypress Station Drive, Suite 255, Houston, Texas 77090. The Registrant's telephone number was changed to 281-586-7491 and its facsimile number was changed to 281-583-2699.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release, dated November 8, 2000.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BENZ ENERGY INC.

Date: November 20, 2000           By: /s/ ROBERT S. HERLIN
                                  ------------------------
                                   Robert S. Herlin
                                   President